                                                                    EXHIBIT 10.7

                                    FORM OF

                              HUDSON HOTELS TRUST

                              1998 INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------
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ARTICLE I DEFINITIONS

     1.01. Acceleration Date............................................   1
     1.02. Acquiring Person.............................................   1
     1.03. Administrator................................................   1
     1.04. Affiliate....................................................   1
     1.05. Agreement....................................................   2
     1.06. Associate....................................................   2
     1.07. Board........................................................   2
     1.08. Change in Control............................................   2
     1.09. Code.........................................................   2
     1.10. Committee....................................................   3
     1.11. Common Shares................................................   3
     1.12. Company......................................................   3
     1.13. Continuing Trustee...........................................   3
     1.14. Control Affiliate............................................   3
     1.15. Control Change Date..........................................   3
     1.16. Corresponding SAR............................................   3
     1.17. Exchange Act.................................................   4
     1.18. Fair Market Value............................................   4
     1.19. Initial Value................................................   5
     1.20. Incentive Award..............................................   5
     1.21. Option.......................................................   5
     1.22. Participant..................................................   5
     1.23. Performance Based Dividend Equivalent Right..................   5
     1.24. Performance Shares...........................................   6
     1.25. Person.......................................................   6
     1.26. Plan.........................................................   6
     1.27. Related Entity...............................................   7
     1.28. SAR..........................................................   7
     1.29. Share Award..................................................   7

ARTICLE II PURPOSES.....................................................   7

ARTICLE III ADMINISTRATION..............................................   8

ARTICLE IV ELIGIBILITY..................................................   9

ARTICLE V SHARES SUBJECT TO PLAN

     5.01. Shares Issued................................................   9
     5.02. Aggregate Limit..............................................  10
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     5.03. Reallocation of Shares.......................................  10

ARTICLE VI OPTIONS

     6.01. Award........................................................  11
     6.02. Option Price.................................................  11
     6.03. Maximum Option Period........................................  11
     6.04. Nontransferability...........................................  12
     6.05. Transferable Options.........................................  12
     6.06. Employee Status..............................................  12
     6.07. Exercise.....................................................  13
     6.08. Performance Based Dividend Equivalent Rights.................  14
     6.09. Payment......................................................  14
     6.10. Shareholder Rights...........................................  14
     6.11. Disposition of Shares........................................  15

ARTICLE VII SARS

     7.01. Award........................................................  15
     7.02. Maximum SAR Period...........................................  15
     7.03. Nontransferability...........................................  16
     7.04. Transferable SARs............................................  16
     7.05. Exercise.....................................................  17
     7.06. Employee Status..............................................  17
     7.07. Settlement...................................................  18
     7.08. Shareholder Rights...........................................  18

ARTICLE VIII SHARE AWARDS

     8.01. Award........................................................  18
     8.02. Vesting......................................................  18
     8.03. Performance Objectives.......................................  18
     8.04. Employee Status..............................................  19
     8.05. Change in Control............................................  19
     8.06. Shareholder Rights...........................................  19

ARTICLE IX PERFORMANCE SHARE AWARDS

     9.01. Award........................................................  20
     9.02. Earning the Award............................................  20
     9.03. Payment......................................................  21
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     9.04. Shareholder Rights...........................................  21
     9.05. Nontransferability...........................................  21
     9.06. Transferable Performance Shares..............................  21
     9.07. Employee Status..............................................  22
     9.08. Change In Control............................................  22

ARTICLE X INCENTIVE AWARDS

     10.01. Award.......................................................  22
     10.02. Terms and Conditions........................................  22
     10.03. Nontransferability..........................................  23
     10.04. Transferable Incentive Awards...............................  23
     10.05. Employee Status.............................................  24
     10.06. Change in Control...........................................  24
     10.07. Shareholder Rights..........................................  24

ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON SHARES......................  24

ARTICLE XII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.......  25

ARTICLE XIII GENERAL PROVISIONS

     13.01. Effect on Employment and Service............................  26
     13.02. Unfunded Plan...............................................  26
     13.03. Rules of Construction.......................................  27
     13.04. Certain Reduction of Parachute Payments.....................  27

ARTICLE XIV AMENDMENT...................................................  28

ARTICLE XV DURATION OF PLAN.............................................  28

ARTICLE XVI EFFECTIVE DATE OF PLAN......................................  28
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                                      iii

                                   ARTICLE I

                                  DEFINITIONS


    1.01.  ACCELERATION DATE
           -----------------

           Acceleration Date means the earlier of (i) the date that the Board approves a transaction or series of transactions which, if consummated, would result in a Change in Control or (ii) the date that an agreement is entered into with respect to a transaction or series of transactions which, if consummated, would result in a Change in Control.

    1.02.  ACQUIRING PERSON
           ----------------

           Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner of securities representing at least thirty percent (30%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

    1.03.  ADMINISTRATOR
           -------------

           Administrator means (i) while the Company is a Non-Public Company (as defined in Section 1.18), the Board, and (ii) while the Company is a Public Company (as defined in Section 1.18), the Committee and any delegate of the Committee that is appointed in accordance with Article III.

    1.04.  AFFILIATE
           ---------

           Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

    1.05.  AGREEMENT
           ---------

           Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Share Award, an award of Performance Shares, an Incentive Award or an Option or SAR granted to such Participant.

    1.06.  ASSOCIATE
           ---------

           Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended as of January 1, 1990. An Associate does not include the Company or a majority-owned subsidiary of the Company.

    1.07.  BOARD
           -----

           Board means the Board of Trustees of the Company.

    1.08.  CHANGE IN CONTROL
           -----------------

           Change in Control means (i) a Person is or becomes an Acquiring Person; (ii) a Person enters into an agreement that would result in that Person's becoming an Acquiring Person; (iii) at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission, is sold or transferred (in a single transaction or series of transactions) to one or more Persons; (iv) the Company is merged, consolidated or reorganized into or with, or effects a statutory share exchange with, another Person, regardless of whether the Company is the surviving or resulting entity after the merger, consolidation, or statutory share exchange; or (v) the Continuing Trustees cease for any reason to constitute a majority of the Board.

    1.09.  CODE
           ----

           Code means the Internal Revenue Code of 1986, and any amendments thereto.

    1.10.  COMMITTEE
           ---------

           Committee means the Compensation Committee of the Board.

    1.11.  COMMON SHARES
           -------------

           Common Shares means the common shares of the Company.

    1.12.  COMPANY
           -------

           Company means Hudson Hotels Trust.

    1.13.  CONTINUING TRUSTEE
           ------------------

           Continuing Trustee means any member of the Board, while a member of the Board and (i) who was a member of the Board immediately following the Company's initial public offering of Common Shares, or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Trustees.

    1.14.  CONTROL AFFILIATE
           -----------------

           Control Affiliate, with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended as of January 1, 1990.

    1.15.  CONTROL CHANGE DATE
           -------------------

           Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

    1.16.  CORRESPONDING SAR
           -----------------

           Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

    1.17.  EXCHANGE ACT
           ------------

           Exchange Act means the Securities Exchange Act of 1934, as amended.

    1.18.  FAIR MARKET VALUE
           -----------------

           Fair Market Value means, on any given date, the current fair market value of a Common Share as determined pursuant to subsection (a), (b) or (c) below.

           (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

           (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Common Shares are not listed on an established stock exchange, Fair Market Value shall be the average of the final bid and asked quotations on the over-the-counter market in which the Common Shares are traded or, if applicable, the reported "closing" price of a Common Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Common Share reported on that stock exchange or exchanges. In any case, if no sale of Common Shares is made on any stock exchange or over-the-counter market on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale. For purposes of this definition, the term "Public Company" means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended, and the term "Non-Public Company" means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

           (c) Notwithstanding the foregoing, Fair Market Value on the effective date of the registration statement relating to the initial public offering of the Company shall be the initial public offering price of the Common Shares.

    1.19.  INITIAL VALUE
           -------------

           Initial Value means, with respect to an SAR, the Fair Market Value of one Common Share on the date of grant.

    1.20.  INCENTIVE AWARD
           ---------------

           Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

    1.21.  OPTION
           ------

           Option means a share option that entitles the holder to purchase from the Company a stated number of Common Shares at the price set forth in an Agreement. In the discretion of the Administrator and if provided in an Agreement, an Option may include a Performance Based Dividend Equivalent Right.

    1.22.  PARTICIPANT
           -----------

           Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive a Share Award, an award of Performance Shares, an Option, an SAR, an Incentive Award or a combination thereof.

    1.23.  PERFORMANCE BASED DIVIDEND EQUIVALENT RIGHT
           -------------------------------------------

           Performance Based Dividend Equivalent Right means the right, awarded in tandem with a newly granted or outstanding Option, to receive a cash payment for all dividends that would have been paid on each Share for which the related Option is exercised, without interest or compounding, during the period from the date of grant of the Option (or, if later, the date of grant of the Performance Based Dividend Equivalent Right) through the date that the Option is exercised for such Share, had such Share been outstanding throughout that period. A Performance Based Dividend Equivalent Right will be earned only if the performance objectives and other conditions specified by the Administrator in an Agreement have been satisfied.

    1.24.  PERFORMANCE SHARES
           ------------------

           Performance Shares means an award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of Common Shares, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified share equal to the Fair Market Value of a Common Share on the date of payment.

    1.25.  PERSON
           ------

           Person means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, as amended as of January 1, 1990. The term Person does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or by any Related Entity, and any person or entity organized, appointed, or established by the Company or by any subsidiary for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a Person.

    1.26.  PLAN
           ----

           Plan means the Hudson Hotels Trust 1998 Incentive Plan.

    1.27.  RELATED ENTITY
           --------------

           Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Section 1563(a), 414(b) or 414(c).

    1.28.  SAR
           ---

           SAR means a share appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each Common Share encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement, which amount shall be based on an increase price of such SAR that is not less than the Initial Value. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Common Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

    1.29.  SHARE AWARD
           -----------

           Share Award means Common Shares awarded to a Participant under
    Article VIII.

                                   ARTICLE II

                                    PURPOSES
                                    --------

           The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive share options") and Options not so qualifying (either type of which may include Performance Based Dividend Equivalent Rights), and the grant of SARs, Share Awards, Performance Shares and Incentive Awards. No Option that is intended to be an incentive share option shall be invalid for failure to qualify as an incentive share option. The proceeds received by the Company from the sale of Common Shares pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III

                                 ADMINISTRATION
                                 --------------

           The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Share Awards, Performance Shares, Incentive Awards, Options (including associated Performance Based Dividend Equivalent Rights), and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Share Award, an award of Performance Shares or an Incentive Award. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Share Award may become transferable or nonforfeitable or the time at which an Incentive Award, award of Performance Shares or Performance Based Dividend Equivalent Right may be settled or earned. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Share Award or Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

           The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV

                                  ELIGIBILITY
                                  -----------

           Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Trustees of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                   ARTICLE V

                             SHARES SUBJECT TO PLAN
                             ----------------------
    5.01.  SHARES ISSUED
           -------------

           Upon the award of Common Shares pursuant to a Share Award or in settlement of an award of Performance Shares, the Company may issue Common Shares from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) Common Shares from its authorized but unissued Common Shares.

    5.02.  AGGREGATE LIMIT
           ---------------

           The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Share Awards and the settlement of Performance Shares is 1,786,000 shares. The maximum aggregate number of Common Shares that may be issued under this Plan as Share Awards and in settlement of Performance Shares is 500,000 shares. The maximum aggregate number of Common Shares that may be issued under this Plan and the maximum number of Common Shares that may be issued as Share Awards and in settlement of Performance Shares shall be subject to adjustment as provided in Article XI.

    5.03.  REALLOCATION OF SHARES
           ----------------------

           If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Shares, the number of Common Shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares and Share Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with Common Shares or the exercise of a related Option, the number of Common Shares allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares and Share Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with Common Shares, the number of Common Shares allocated to the Performance Shares or portion thereof may be reallocated to other Options, SARs, Performance Shares and Share Awards to be granted under this Plan. If a Share Award is forfeited, in whole or in part, for any reason, the number of Common Shares allocated to the Share Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Share Awards to be granted under this Plan.

                                  ARTICLE VI

                                    OPTIONS
                                    -------
    6.01.  AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of Common Shares covered by such awards; provided, however, that no individual may be granted Options in any calendar year covering more than 500,000 Common Shares. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award.

    6.02.  OPTION PRICE
           ------------

           The price per share for Common Shares purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

    6.03.  MAXIMUM OPTION PERIOD
           ---------------------

           The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option that is an incentive share option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option that is an incentive share option may provide that it is exercisable for a period less than such maximum period.

    6.04.  NONTRANSFERABILITY
           ------------------

           Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

    6.05.  TRANSFERABLE OPTIONS
           --------------------

           Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive share option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

    6.06.  EMPLOYEE STATUS
           ---------------

           For purposes of determining the applicability of Section 422 of the Code (relating to incentive share options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

    6.07.  EXERCISE
           --------

           All outstanding Options previously granted under the Plan shall be exercisable, in whole or in part, on a Control Change Date or, if sooner, an Acceleration Date and shall remain exercisable thereafter in accordance with the terms of this Plan and the applicable Agreement. Subject to the preceding sentence and the other provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive share options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares having a Fair Market Value (determined as of the date an Option is granted) exceeding the amount prescribed by the Code (currently $100,000). An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

    6.08.  PERFORMANCE BASED DIVIDEND EQUIVALENT RIGHTS
           --------------------------------------------

           If an Option Agreement includes a Performance Based Dividend Equivalent Right, the Participant shall be entitled to the payment (if any) that is due thereunder at the time or times specified in the Agreement. An Agreement may provide that such payment will be made only upon satisfaction of performance objectives stated with respect to the Company's, an Affiliate's or an operating unit's funds from operations per share, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, Fair Market Value, or such other measures as may be selected by the Administrator. If the Administrator, on the date of award, prescribes that a Performance Based Dividend Equivalent Right will be earned only upon the attainment of performance objectives stated with respect to one or more of the criteria set forth above, any payment thereunder shall be made only to the extent that the Administrator certifies that such objectives have been achieved.

    6.09.  PAYMENT
           -------

           Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator, or by the surrender to the Company or attestation of ownership of Common Shares. If Common Shares are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares that are surrendered or that are the subject of attestation must not be less than the Option price of the shares for which the Option is being exercised.

    6.10.  SHAREHOLDER RIGHTS
           ------------------

           No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

    6.11.  DISPOSITION OF SHARES
           ---------------------

           A Participant shall notify the Company of any sale or other disposition of Common Shares acquired pursuant to an Option that was an incentive share option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                  ARTICLE VII

                                     SARS
                                     ----
    7.01.  AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards; provided, however, that no individual may be granted SARs in any calendar year covering more than 500,000 shares. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award. In addition no Participant may be granted Corresponding SARs (under all incentive share option plans of the Company and its Affiliates) that are related to incentive share options which are first exercisable in any calendar year for shares having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the amount prescribed by the Code (currently $100,000).

    7.02.  MAXIMUM SAR PERIOD
           ------------------

           The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR that is related to an incentive share option shall have a term of more than ten years from the date such related Option was granted. The terms of any

    Corresponding SAR that is related to an incentive share option may provide that it has a term that is less than such maximum period.

    7.03.  NONTRANSFERABILITY
           ------------------

           Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

    7.04.  TRANSFERABLE SARS
           -----------------

           Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive share option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

    7.05.  EXERCISE
           --------

           All outstanding SARs previously granted under the Plan shall be exercisable, in whole or in part, on a Control Change Date or, if sooner, an Acceleration Date and shall remain exercisable thereafter in accordance with the terms of the Plan and the applicable Agreement. Subject to the preceding sentence and the other provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive share option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

    7.06.  EMPLOYEE STATUS
           ---------------

           If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

    7.07.  SETTLEMENT
           ----------

           At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Shares, or a combination of cash and Common Shares. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

    7.08.  SHAREHOLDER RIGHTS
           ------------------

           No Participant shall, as a result of receiving an SAR award, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Shares.

                                 ARTICLE VIII

                                 SHARE AWARDS
                                 ------------
    8.01.  AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Share Award is to be made and will specify the number of Common Shares covered by such awards; provided, however, that no Participant may receive Share Awards in any calendar year for more than 115,000 Common Shares.

    8.02.  VESTING
           -------

           A Participant's rights in a Share Award may be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

    8.03.  PERFORMANCE OBJECTIVES
           ----------------------

           In accordance with Section 8.02, the Administrator may prescribe that Share Awards will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or an operating unit's funds from operations per share, return on equity, earnings per share, total earnings, earnings growth, return on capital, or return on assets, Fair Market Value, or such other measures as may be selected by the Administrator. If the Administrator, on the date of award, prescribes that a Share Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the criteria set forth above, the shares subject to such Share Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.

    8.04.  EMPLOYEE STATUS
           ---------------

           In the event that the terms of any Share Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

    8.05.  CHANGE IN CONTROL
           -----------------

           Sections 8.02 and 8.03 to the contrary notwithstanding, each outstanding Share Award shall be transferable and nonforfeitable as of a Control Change Date.

    8.06.  SHAREHOLDER RIGHTS
           ------------------

           Prior to their forfeiture (in accordance with the applicable Agreement and while the Common Shares granted pursuant to the Share Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Share Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of

    Common Shares granted pursuant to a Share Award, (ii) the Company shall retain custody of the certificates evidencing Common Shares granted pursuant to a Share Award, and (iii) the Participant will deliver to the Company a share power, endorsed in blank, with respect to each Share Award. The limitations set forth in the preceding sentence shall not apply after the Common Shares granted under the Share Award are transferable and are no longer forfeitable.

                                  ARTICLE IX

                           PERFORMANCE SHARE AWARDS
                           ------------------------
    9.01.  AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of Common Shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 115,000 Common Shares.

    9.02.  EARNING THE AWARD
           -----------------

           The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least one year. The performance objectives may be stated with respect to the Company's, an Affiliate's, or an operating unit's funds from operations per share, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, Fair Market Value, or such other measures as may be selected by the Administrator. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

    9.03.  PAYMENT
           -------

           In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of Common Shares or a combination of cash and Common Shares. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

    9.04.  SHAREHOLDER RIGHTS
           ------------------

           No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and then only to the extent that the award of Performance Shares is earned and settled by the issuance of Common Shares. After an award of Performance Shares is earned, if settled completely or partially in Common Shares, a Participant will have all the rights of a shareholder with respect to such Common Shares.

    9.05.  NONTRANSFERABILITY
           ------------------

           Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

    9.06.  TRANSFERABLE PERFORMANCE SHARES
           -------------------------------

           Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

    9.07.  EMPLOYEE STATUS
           ---------------

           In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

    9.08.  CHANGE IN CONTROL
           -----------------

           Section 9.02 to the contrary notwithstanding, each outstanding Performance Share shall be earned in its entirety as of a Control Change Date.

                                   ARTICLE X

                               INCENTIVE AWARDS
                               ----------------
    10.01.  AWARD
            -----

            The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds $500,000.

    10.02.  TERMS AND CONDITIONS
            --------------------

            The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied. The performance objectives may be stated with respect to the Company's, an Affiliate's or an operating unit's funds from operations per share, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, Fair Market Value or such other measures as may be selected by the Administrator. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

    10.03.  NONTRANSFERABILITY
            ------------------

            Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

    10.04.  TRANSFERABLE INCENTIVE AWARDS
            -----------------------------

            Section 10.03 to the contrary notwithstanding, if the Agreement provides, an Incentive Award may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Incentive Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

    10.05.  EMPLOYEE STATUS
            ---------------

            If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

    10.06.  CHANGE IN CONTROL
            -----------------

            Section 10.02 to the contrary notwithstanding, each Incentive Award shall be earned in its entirety as of a Control Change Date.

    10.07.  SHAREHOLDER RIGHTS
            ------------------

            No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                  ARTICLE XI

                    ADJUSTMENT UPON CHANGE IN COMMON SHARES
                    ---------------------------------------

            The maximum number of shares as to which Options, SARs, Performance Shares and Share Awards may be granted under this Plan, the terms of outstanding Share Awards, Options (including associated Performance Based Dividend Equivalent Rights), Performance Shares, Incentive Awards, and SARs, and the per individual limitations on the number of shares or for which Options, SARs, Performance Shares, and Share Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (i) the Company (a) effects one or more share dividends, share split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XI by the Committee shall be final and conclusive.

            The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Share Awards may be granted, the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Share Awards may be granted or the terms of outstanding Share Awards, Options, Performance Shares, Incentive Awards or SARs.

            The Committee may make Share Awards and may grant Options, SARs, Performance Shares, and Incentive Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Share Awards or Option, SAR, Performance Shares or Incentive Award grants shall be as the Committee, in its discretion, determines is appropriate.

                                  ARTICLE XII

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
             -----------------------------------------------------

            No Option or SAR shall be exercisable, no Common Shares shall be issued, no certificates for Common Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Shares when a Share Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Share Award or Performance Share shall be granted, no Common Share shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                 ARTICLE XIII

                              GENERAL PROVISIONS
                              ------------------

    13.01.  EFFECT ON EMPLOYMENT AND SERVICE
            --------------------------------

            Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

    13.02.  UNFUNDED PLAN
            -------------

            The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

    13.03.  RULES OF CONSTRUCTION
            ---------------------

            Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

    13.04.  CERTAIN REDUCTION OF PARACHUTE PAYMENTS
            ---------------------------------------

            Any benefit, payment, accelerated vesting or other right under this Plan may constitute a "parachute payment" (as defined in Code Section 280G(b)(2)(A), but without regard to Code Section 280G(b)(2)(A)(ii)), with respect to which a Participant may incur a liability under Code Section 4999. In accordance with the terms of an Agreement, the Company shall reduce any such parachute payments if, and only to the extent that, a reduction will allow the Participant to receive a greater "net after-tax amount" than such Participant would receive absent a reduction. For purposes of this Section 13.04, "net after-tax amount" means the amount of any parachute payments, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any state or local income taxes applicable to the Participant. The determination of the net after-tax amount shall be calculated by using the top marginal rates of federal, state and local income taxes and employment taxes applicable to the Participant's taxable income in effect for the year in which the determination is made. The determination of any reduction pursuant to this Section 13.04 must be made by the Company in good faith, before any amount is due and payable to the Participant.

                                  ARTICLE XIV

                                   AMENDMENT
                                   ---------

            The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of Common Shares that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Share Award, Performance Share award, Option, SAR or Incentive Award outstanding at the time such amendment is made.

                                  ARTICLE XV

                               DURATION OF PLAN
                               ----------------

            No Share Award, Performance Share award, Option, SAR or Incentive Award may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or is approved by the Company's shareholders as provided in Article XVII. Share Awards, Performance Shares, Options, SARs and Incentive Awards granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XVI

                            EFFECTIVE DATE OF PLAN
                            ----------------------

            Options (including associates Performance Based Dividend Equivalent Rights), SARs, Performance Shares and Incentive Awards may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Performance Shares or Incentive Award shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present. Share Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

                                       29